UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2019

GATX Corporation

(Exact Name of Registrant as Specified in its Charter)

New York	1-2328	36-1124040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive

Chicago, Illinois 60606-7147

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (312) 621-6200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	GATX	New York Stock Exchange
Chicago Stock Exchange
5.625% Senior Notes due 2066	GMTA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 10, 2019, William M. Muckian announced his plans to retire as Senior Vice President, Controller and Chief Accounting Officer of GATX Corporation (the “Company” or “GATX”) effective December 31, 2019. He will be succeeded by Jennifer M. McManus, currently Senior Director, Investor Relations and Accounting Research, Policy & Planning.

Ms. McManus, age 40, will become Vice President, Controller and Chief Accounting Officer effective December 31, 2019 following Mr. Muckian’s retirement. She has served as Senior Director, Investor Relations and Accounting Research, Policy & Planning since May 2017. Previously, she served as Director, Accounting Research, Policy & Planning from June 2015 to May 2017. Prior to joining GATX, she held various positions of increasing responsibility with Hyatt Hotels Corporation, including Strategic Process Design & Implementation Senior Manager from 2012 to May 2015, and Tribune Company. Ms. McManus began her career in 2002 in audit at Deloitte & Touche LLP. She holds a Bachelor of Arts in Economics and a Masters of Accounting from the University of Michigan and an M.B.A. from the University of Chicago, Booth School of Business.

A copy of the press release announcing Mr. Muckian’s retirement and Ms. McManus’s election is included as an exhibit to this report.

Forward-Looking Statements

Statements in this report not based on historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “outlook,” “continue,” “likely,” “will,” “would”, and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements. A detailed discussion of the known material risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in our Annual Report on Form 10-K for the year ended December 31, 2018, and in our other filings with the Securities and Exchange Commission (“SEC”).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of GATX Corporation dated September 10, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GATX Corporation

Date: September 10, 2019	By:	/s/ Thomas A. Ellman
Thomas A. Ellman
Executive Vice President and Chief Financial Officer
(Duly Authorized Officer)